SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

001-08048		66-0328885
(Commission File No.)		(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York		11717
(Address of Principal Executive Offices)		(Zip Code)

(631) 789-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
	16	Letter dated June 10, 2008 from KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC.
Date: June 25, 2008	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch,
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16	Letter dated June 10, 2008 from KPMG LLP.